UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
☐	Definitive Proxy Statement		Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KILROY REALTY CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KILROY REALTY CORPORATION

12200 WEST OLYMPIC BOULEVARD

SUITE 200

LOS ANGELES, CA 90064

ATTN: LAUREN STADLER

D69050-P67783

Your Vote Counts!

KILROY REALTY CORPORATION

2022 Annual Meeting

May 19, 2022 8:30 AM CDT

For holders as of March 7, 2022

Indeed Tower

200 West 6th Street

Level C

Austin, TX 78701

You invested in KILROY REALTY CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022.

Get informed before you vote

View the 2021 Annual Report on Form 10-K and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* Indeed Tower 200 West 6th Street Level C Austin, TX 78701
Point your camera here and
vote without entering a
control number
Vote Before the Meeting at proxyvote.com by May 18, 2022 11:59 PM EDT

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Director Nominees

1a.	John Kilroy	For

1b.	Edward F. Brennan, PhD	For

1c.	Jolie Hunt	For

1d.	Scott S. Ingraham	For

1e.	Louisa G. Ritter	For

1f.	Gary R. Stevenson	For

1g.	Peter B. Stoneberg	For

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	For

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022.	For

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D69051-P67783